OPINION AND CONSENT OF ACTUARY

      On behalf of American International Life Assurance Company of New York, I hereby consent to the inclusion of the Table of Current Minimum Initial Premium and the Table of Surrender Charge Premium in a Registration Statement on Form S-6 registering Variable Life Insurance Policies.


                                                  /s/ Christine E. Dugan
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                                                  Christine E. Dugan, FSA, MAAA